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                                                                   EXHIBIT 10.17
                     AMENDMENT NUMBER NINE TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER NINE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 2, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Phoenix Network, Inc., a Delaware corporation ("Phoenix"), Phoenix Network Acquisition Corp., a Delaware corporation ("PNAC"), and AmeriConnect, Inc., a Delaware corporation ("AmeriConnect"), on the other hand, with reference to the following facts:

      A. Foothill, as lender, and Phoenix, as borrower, heretofore entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 1995 (despite the fact that the recitals thereof erroneously referred to "1993" rather than "1995") (herein the "Original Agreement");

      B. Phoenix and PNAC entered into that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of a date in October, 1996 (the "First Amendment"), with Foothill, to amend the Original Agreement to, among other things, add PNAC as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the First Amendment;

      C. Phoenix, PNAC, and AmeriConnect (individually and collectively, jointly and severally, "Borrower") entered into that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of December 23, 1996 (the "Second Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, add AmeriConnect as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the Second Amendment;

      D. Borrower entered into that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of March 12, 1997 (the "Third Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for a $2,000,000 bridge loan to Borrower, provide for a reducing Overadvance to Borrower, change certain pricing with respect to the credit facilities under the Agreement, provide for the issuance of the Warrants to Foothill, and modify the Borrowing Base, in each case as set forth in the Third Amendment;

      E. Borrower entered into that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of March 28, 1997 (the
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          "Fourth Amendment"), with Foothill, to amend the Original Loan
          Agreement, as previously amended, to, among other things, provide for the restatement of certain covenants, the elimination of certain covenants, the addition of certain covenants, and the waiver of certain described Events of Default that existed as of March 28, 1997, prior to the effectiveness of the Fourth Amendment, in each case as set forth in the Fourth Amendment;

      F. Borrower entered into that certain Amendment Number Six to Amended and Restated Loan and Security Agreement, dated as of September 1, 1997 (the "Sixth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for
          (i) an extension of, and certain other modifications in respect of, the Permitted Overadvance Amount and (ii) a temporary principal moratorium in respect of the Bridge Loan, in each case as set forth in the Sixth Amendment

      G. Borrower entered into that certain Amendment Number Seven to Amended and Restated Loan and Security Agreement, dated as of December 12, 1997 (the "Seventh Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, change certain pricing with respect to the credit facilities under the Agreement, provide for an additional bridge loan, and extend the maturity date of the bridge loans and the permitted overadvance facility, in each case, as set forth in the Seventh Amendment;

      H. Borrower entered into that certain Amendment Number Eight to Amended and Restated Loan and Security Agreement, dated as of December 31, 1997 (the "Eighth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, (i) extend the maturity date of the bridge loans and the permitted overadvance facility, (ii) waive certain actual or potential financial covenant Events of Default that existed as of December 31, 1997 or may exist as of March 31, 1998, and (iii) amend the timetable in respect of the covenants relative to the Definitive Purchase Agreement, in each case, as set forth in the Eighth Amendment (the Original Agreement, as amended by the First Amendment, by the Second Amendment, by the Third Amendment, by the Fourth Amendment, by the Sixth Amendment, by the Seventh Amendment, and by the Eighth Amendment, is referred to herein as the "Agreement");

      I. Borrower has requested Foothill to further amend the Agreement to, among other things, provide for certain modifications to the Permitted Overadvance Amount, as set forth in this Amendment;

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      J.  Based in part on the mutual expectations of Borrower and Foothill regarding the timetable for transactions contemplated by or in connection with the Definitive Purchase Agreement, Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

      K. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:


          1.  Amendments to the Agreement.
              ---------------------------


              a.  Section 1.1 of the Agreement hereby is amended by adding the
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following new defined term in alphabetical order:

              "Ninth Amendment" means that certain Amendment Number Nine to
               ---------------
     Amended and Restated Loan and Security Agreement, dated as of February 2, 1998, between Foothill and Borrower.


              b.  The following definitions contained in Section 1.1 of the
                                                         -----------
Agreement are amended and restated in their entirety to read as follows:

              "Permitted Overadvance Amount" means: (a) prior to March 1, 1997,
               ----------------------------
     zero dollars; (b) during March, 1997, $1,000,000; (c) during April, 1997, $950,000; (d) during May, 1997, $900,000; (e) during June, 1997, $850,000;
     (f) during July, 1997, $800,000; (g) during August, 1997, $650,000; (h)
     during the period commencing on September 1, 1997 and ending on the date immediately preceding the date that the Ninth Amendment first is effective, $300,000; (i) during the period commencing on the date immediately preceding the date that the Ninth Amendment first is effective and ending on the date immediately preceding the Trigger Date, $800,000; and (j) from and after the Trigger Date, zero dollars.

              "Loan Documents" means this Agreement, the First Amendment, the
               --------------
     Second Amendment, the Third Amendment, the Fourth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Suretyship Agreement, any Lock Box Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into by Borrower or any Affiliate of Borrower in connection with this Agreement.

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          2.  Maturity Date of Bridge Loan and Permitted Overadvance Amount;
              --------------------------------------------------------------
Supplemental Credit. Borrower expressly and unmistakably acknowledges and agrees
-------------------
that Foothill in its sole discretion may, but has no obligation or commitment (express or implied) to: (a) extend the maturity date of the Bridge Loan and the Permitted Overadvance Amount beyond the Trigger Date; or (b) after giving effect to this Amendment and during the period commencing on the effective date of this Amendment and ending on the Trigger Date, extend supplemental credit in the form of additional bridge loans or additional permitted overadvance facilities in an aggregate amount not to exceed $750,000. If Foothill elects not to extend such maturity date, the Obligations of Borrower in respect of the Bridge Loan and the Permitted Overadvance Amount will be due and payable on the date provided for in the Agreement, as amended by this Amendment. Borrower acknowledges and agrees that the decision, if any, by Foothill to extend such maturity date or such supplemental credit may be subject to, without limitation, the approval of and terms and conditions imposed by Foothill's senior credit committee in its sole discretion and the progress or lack of progress by Borrower in respect of the Definitive Purchase Agreement and the transactions contemplated therein as determined by Foothill in its sole discretion.


          3.  Representations and Warranties.  Borrower hereby represents and
              ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.


          4.  Conditions Precedent to Amendment.  The satisfaction of each of
              ---------------------------------
the following, on or before February 6, 1998, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the initial effectiveness of this Amendment and each and every provision hereof:

              a. Foothill shall have received a certificate from the Secretary of Phoenix attesting to the incumbency and signatures of authorized officers of Phoenix and to the resolutions of Phoenix's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this

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Amendment, and such other Loan Documents, and authorizing specific officers of
Phoenix to execute and deliver the same;

          b. Foothill shall have received a certificate from the Secretary of PNAC attesting to the incumbency and signatures of authorized officers of PNAC and to the resolutions of PNAC's board of directors or equivalent governing body authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of PNAC to execute and deliver the same;

          c. Foothill shall have received a certificate from the Secretary of AmeriConnect attesting to the incumbency and signatures of authorized officers of AmeriConnect and to the resolutions of AmeriConnect's board of directors or equivalent governing body authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of AmeriConnect to execute and deliver the same;

          d. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          e. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

          g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.


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          5.  Continuing Conditions to Amendment.  Each of the following, unless
              ----------------------------------
waived or modified by Foothill in its sole discretion, shall constitute a continuing condition to the effectiveness of this Amendment and each and every provision hereof:

              a. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

              b. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

              c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

              d. The Definitive Purchase Agreement shall remain in full force and effect and no party thereto shall have received from any other party thereto any notice of termination of the Definitive Purchase Agreement or of the obligations of any party thereunder.


          6.  Effect on Agreement.  The Agreement, as amended hereby, shall be
              -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Suretyship Agreement with respect to the Agreement as amended by this Amendment and the other Loan Documents.


          7.  Further Assurances.  Borrower shall execute and deliver all
              ------------------
agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.


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          8.  Miscellaneous.
              -------------

              a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

              d. This Amendment may be executed in any number of counterparts, and/or by facsimile (followed promptly by delivery of original signatures), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By /s/ Kurt R. Marsden
                                 ----------------------------------

                              Title: Vice President
                                     ------------------------------



                              PHOENIX NETWORK, INC., a Delaware corporation


                              By /s/ Jon F. Beizer
                                 ----------------------------------

                              Title: Chief Financial Officer
                                    -------------------------------



                              PHOENIX NETWORK ACQUISITION CORP., a Delaware corporation


                              By /s/ Jon F. Beizer
                                 ----------------------------------

                              Title: Chief Financial Officer
                                    -------------------------------


                              AMERICONNECT, INC., a Delaware corporation


                              By /s/ Jon F. Beizer
                                 ----------------------------------

                              Title: Chief Financial Officer
                                    -------------------------------


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